                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                               Xetel Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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
[XETEL CORPORATION LOGO]



                                                                   July 18, 2001


 Dear Stockholder:


         You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of XeTel Corporation, a Delaware Corporation (the "Company"), which will be held at 10:30 A.M. Central Time on Wednesday, August 8, 2001, at the Company's North Texas facility at 2200 Chemsearch Blvd., Irving, Texas 75062.

         The enclosed proxy statement more fully describes the details of the business to be conducted at the Annual Meeting.

         After careful consideration, the Company's Board of Directors (the "Board") has unanimously approved PROPOSALS ONE AND TWO and recommends you vote FOR the election of Board members and the amendment to the XeTel Corporation 1997 Stock Incentive Plan proposed in this proxy.

         Your vote is important to the Company. After reading the proxy statement, please mark, date, sign and return no later than July 27, 2001, the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

         A copy of the Company's Fiscal Year 2001 Annual Report to Stockholders is also enclosed.

         The Board of Directors and management look forward to seeing you at the Annual Meeting.


                                           Sincerely,


                                           /s/ Angelo A. DeCaro, Jr.

                                           Angelo A. DeCaro, Jr.
                                           President and Chief Executive Officer

                            [XETEL CORPORATION LOGO]


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST 8, 2001


To the Stockholders of XeTel Corporation:


         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders ("Annual Meeting") of XeTel Corporation, a Delaware corporation (the "Company"), will be held at 10:30 A.M. Central Time on Wednesday, August 8, 2001, at the Company's North Texas facility at 2200 Chemsearch Blvd., Irving, Texas 75062 for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

         (i) to elect two Class III Directors to serve until the annual stockholders' meeting in the year 2004 or until their successors are elected and qualified;

         (ii) to approve an amendment to the XeTel Corporation 1997 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder from 2,412,100 shares to 2,912,100 shares; and

         (iii) to transact such other matters as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

         The foregoing items of business are more fully described in the proxy statement accompanying this notice.

         Only stockholders of record at the close of business on June 15, 2001, are entitled to notice of and to vote at the Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's offices, 2105 Gracy Farms Lane, Austin, Texas 78758 for at least 10 days prior to the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying proxy statement, which describes matters to be voted upon at the Annual Meeting, and mark, date, sign and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.


                                             By order of the Board of Directors,


                                             Julian C. Hart
                                             Secretary
Austin, Texas
July 18, 2001

                            [XETEL CORPORATION LOGO]


               OUR VOTE IS IMPORTANT: IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING, OR IF YOU DO PLAN TO ATTEND BUT WISH TO VOTE BY PROXY, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                         -------------------------------

                                 PROXY STATEMENT

                         -------------------------------


                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 8, 2001

                      GENERAL INFORMATION FOR STOCKHOLDERS

         THE ENCLOSED PROXY ("PROXY") IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (THE "BOARD") OF XETEL CORPORATION, A DELAWARE CORPORATION (THE "COMPANY"), FOR USE AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD AT 10:30 A.M. CENTRAL TIME ON WEDNESDAY, AUGUST 8, 2001, AT THE COMPANY'S NORTH TEXAS FACILITY AT 2200 CHEMSEARCH BLVD., IRVING, TEXAS 75062 AND AT ANY ADJOURNMENT THEREOF.

         This proxy statement and the accompanying form of Proxy are to be first mailed to the stockholders entitled to vote at the Annual Meeting on or about July 18, 2001.

RECORD DATE AND VOTING

         Stockholders of record at the close of business on June 15, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on such date, there were 9,982,898 shares of the Company's common stock, $0.0001 par value per share (the "Common Stock"), outstanding and entitled to vote, held by 80 registered stockholders of record in street name for the benefit of approximately 3,298 owners. No shares of the Company's preferred stock, par value $0.0001, were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the record date. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted "FOR" the election of the two director nominees as set forth under "ELECTION OF APPOINTMENT OF DIRECTORS" (PROPOSAL 1) below; and "FOR" the "AMENDMENT TO THE XETEL CORPORATION 1997 STOCK INCENTIVE PLAN" (PROPOSAL 2). Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will not be counted towards the tabulation of votes cast on proposals presented to the stockholders and along with broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

         Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Investor Relations in writing at 2105 Gracy Farms Lane, Austin, Texas 78758 or by telephone at (512) 435-1228. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by August 1, 2001.

                                    IMPORTANT

         PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED, POSTAGE-PREPAID, RETURN ENVELOPE BY NO LATER THAN JULY 27, 2001, SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

REVOCABILITY OF PROXIES

         Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to its exercise by filing with the Secretary of the Company at its offices at 2105 Gracy Farms Lane, Austin, Texas 78758 a written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION

         This solicitation of Proxies is made for the Board, and the Company will bear the costs of the solicitation, including the expense of preparing, assembling, printing and mailing this proxy statement and the material used in this solicitation of proxies. It is contemplated that proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the proxy materials to their principals. The Company may pay for and use the services of individuals or companies not regularly employed by the Company in connection with the solicitation of proxies if the Board determines that it is advisable.

         THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED APRIL 1, 2001 (THE "ANNUAL REPORT") HAS BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL STOCKHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. THE ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT CONSIDERED PROXY SOLICITING MATERIAL.

  ----------------------------------------------------------------------------
                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
  ----------------------------------------------------------------------------

                      PROPOSAL ONE - ELECTION OF DIRECTORS

GENERAL

         The Board is divided into three classes, with the term of office of one class expiring each year. The Company has five director seats, with one director in Class I, two directors in Class II and two directors in Class III. The term of office of the Class III directors, Angelo A. DeCaro, Jr. and Ronald W. Guire, expire at this Annual Meeting. The term of office of the Class I director, Sam Densmore, expires at the 2002 annual meeting. The term of office of the Class II directors, C. Scott Kulicke and Alan R. Schuele, expire at the 2003 annual meeting. At this Annual Meeting, stockholders will be asked to elect two Class III Directors with a term of three years.

VOTE REQUIRED

         Each nominee receiving the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors shall be elected to the Board. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Delaware law. The Company believes that both abstentions and broker non-votes should be counted for purposes of whether a quorum is present at the Annual Meeting, but will not be counted as a vote cast at the Annual Meeting.

         Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below, both of which are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD RECOMMENDS STOCKHOLDERS VOTE FOR THE NOMINEES LISTED IN THE TABLE BELOW.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

         The name of the director nominees and certain information about each are set forth below:

         Name of Nominee               Age                     Position
         ---------------               ---                     --------
 Angelo A. DeCaro Jr.................   50                Director (Class III)
 Ronald W. Guire.....................   52                Director (Class III)

         ANGELO A. DECARO, JR. has served as President and a director since 1993, and Chief Executive Officer since August 1995. Mr. DeCaro was employed by IBM from 1974 to 1993, and served as Director of Operations -- Printed Wiring Board and Services at IBM's circuit board facility in Austin, Texas from 1992 to 1993 and Plant Manager of the same facility from 1989 to 1992.

         RONALD W. GUIRE has served as Chairman of the Board of Directors since April 1998, as a director from 1986 to April 1998 and as Secretary from 1991 to September 1996. Mr. Guire has held various positions with EXAR Corporation, a semiconductor designer and manufacturer since 1984, including as its Executive Vice President since June 1995, as Senior Vice President from 1989 to 1995, and as a director and Chief Financial Officer since 1985. Mr. Guire was formerly a partner in the public accounting firm of Graubart & Co. from 1979 to 1985.

THE COMPANY HAS FIVE BOARD SEATS AND THE BOARD RECOMMENDS MR. DECARO AND MR. GUIRE TO FILL THE CLASS III SEATS BEING CONSIDERED AT THIS MEETING.

INCUMBENT DIRECTORS WHOSE TERMS OF OFFICE CONTINUE AFTER THE ANNUAL MEETING

         The names and certain other information about the directors whose terms of office continue after the Annual Meeting are set forth below:

                   Name of Incumbent         Age                 Position
                   -----------------         ---                 --------
                Sam L. Densmore............  60              Director (Class I)
                C. Scott Kulicke...........  51              Director (Class II)
                Al R. Schuele .............  55              Director (Class II)

         SAM L. DENSMORE has served as a director since May 1997. From 1993 to November 1999, Mr. Densmore held various positions with RF Monolithics, Inc., a radio frequency component and module designer and manufacturer, including as its President and Chief Executive Officer from 1996 to November 1999, as a director from 1994 to November 1999 and as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary from 1993 to 1996. In 1991, Mr. Densmore founded the IBC Group, a private consulting company, and served as its President from 1991 to 1993. From 1984 to 1990, Mr. Densmore was employed at Recognition International, Inc., a document image processing company. During that period, Mr. Densmore served as Senior Vice President, Treasurer and Chief Financial Officer from 1989 to 1990 and Vice President of Corporate Development from 1984 to 1989. Mr. Densmore is a Certified Public Accountant.

         C. SCOTT KULICKE has served as a director since January 2000. Mr. Kulicke has held various positions with Kulicke & Soffa Industries, Inc., a supplier of semiconductor assembly equipment, since 1975, including as its Chief Executive Officer since 1979, and Chairman of the Board since 1984. Mr. Kulicke also serves on the board of directors of General Semiconductor, Inc.

         AL R. SCHUELE has served as a director since August 1998. Mr. Schuele is currently a partner at Sevin Rosen Funds, a venture capital firm. From August 1998 to July 1999, Mr. Schuele served as President and Chief Operating Officer of Unitrode Corporation, a manufacturer of analog/linear and mixed-signal integrated circuits, which was acquired by Texas Instruments in 1999. Prior to working at Untried, Mr. Schuele served as the President and Chief Executive Officer of Benchmarq Microelectronics, Inc., a semiconductor design company, from 1997 to 1998. Mr. Schuele also has held a variety of senior management positions with Crystal Semiconductor, Mostek Corporation, Motorola Semiconductor and Texas Instruments.

         PROPOSAL TWO -- APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1997
                              STOCK INCENTIVE PLAN

         The Company's Stockholders are being asked to approve an amendment to the Company's 1997 Stock Incentive Plan (the "Plan") to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 500,000 shares.

         The Board believes the amendment is necessary to assure that a sufficient reserve of Common Stock remains available for issuance under the Plan in order to allow the Company to continue to utilize equity incentives to attract and retain the services of key individuals essential to the Company's long-term growth and financial success. The Company relies significantly on equity incentives in the form of stock option grants in order to attract and retain key employees and believes that such equity incentives are necessary for the Company to remain competitive in the marketplace for executive talent and other key employees. Option grants made to newly-hired or continuing employees will be based on both competitive market conditions and individual performance.

         The Board adopted the amendment on April 23, 2001, subject to stockholder approval at this Annual Meeting. The proposed share increase will ensure that a sufficient reserve of Common Stock is available under the Plan in order to achieve the objectives of the Plan.

         The following is a summary of the principal features of the Plan as most recently amended. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Secretary of the Company at the Company's principal executive offices in Austin, Texas.

EQUITY INCENTIVE PROGRAMS

         The Plan consists of four separate equity incentive programs: (i) the Discretionary Option Grant Program, (ii) the Salary Investment Option Grant Program, (iii) the Stock Issuance Program and (iv) the Automatic Option Grant Program. The principal features of each are described below. The Compensation Committee of the Board has been delegated exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to option grants and stock issuance's made to the Company's executive officers and non-employee Board members and also has the authority to make option grants and stock issuance's under those programs to all other eligible individuals. However, the Board may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the Compensation Committee to make option grants and stock issuances under those two programs to individuals other than the Company's executive officers and non-employee Board members. The Compensation Committee has complete discretion to determine the calendar year or years in which the Salary Investment Option Grant Program will be in effect and to select the individuals who are to participate in the Salary Investment Option Grant Program, but neither the Compensation Committee nor any secondary committee exercises any administrative discretion under the Automatic Option Grant Program all grants made to the participants in the Salary Investment Option Grant and the Automatic Option Grant Program are made in strict compliance with the express provisions of each such program.

SHARE RESERVE

         An aggregate of 2,912,100 shares of Common Stock have been reserved for issuance over the term of the Plan, including the 500,000 share increase subject to stockholder approval of this Proposal Two. Such share reserve consists of (i) the 1,912,100 shares initially reserved for issuance under the Plan, (ii) the additional 500,000 shares added to the reserve as previously approved by the board and stockholders in connection with the 1998 annual meeting of stockholders, and (iii) the additional increase of 500,000 shares of Common Stock that forms part of this Proposal. The shares authorized for issuance under the Plan maybe used under any of the four equity incentive programs of the Plan at the discretion of the Compensation Committee.

         In no event may any one participant in the Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 400,000 shares of common stock in the aggregate in any calendar year. Stockholder approval of this Proposal will constitute a reapproval of the 400,000-share limitation for purposes of Internal Revenue Code
Section 162(m).

         As of June 1, 2001, 1,584,065 shares of Common Stock were subject to outstanding options under the Plan, 617,310 shares of Common Stock had been issued under the Plan, and 710,725 shares of Common Stock remained available for future issuance, assuming stockholder approval of this Proposal.

         In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the Plan and to the securities and exercise price under each outstanding option.

ELIGIBILITY

         Officers employees, non-employee Board members, consultants and independent advisors in the service of the Company or any parent or subsidiary of the Company (whether now existing or subsequently established) are eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and officers and other selected employees are also eligible to participate in the Salary Investment Option Grant Program. Only non-employee members of the Board are eligible to participate in the Automatic Option Grant Program.

         As of March 31, 2001, approximately 6 executive officers, 555 other employees and 4 non-employee Board members were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. The 6 executive officers were also eligible to participate in the Salary Investment Option Grant Program and the 4 non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

VALUATION

         The fair market value per share of Common Stock on any relevant date under the Plan will be the closing selling price per share on that date on the NASDAQ National Market. On June 1, 2001, the fair market value per share determined on such basis was deemed to be equal to $2.79.

DISCRETIONARY OPTION GRANT PROGRAM

         The Compensation Committee has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

         Each granted option will have an exercise price per share equal to the fair market value of the shares on the grant date unless otherwise determined by the Compensation Committee, but the exercise price per share will not be less than 85% of the fair market value of the shares on the grant date. No granted option will have a term in excess of ten (10) years, and the option will generally become exercisable in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares; the shares acquired under those options will be subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares.

         Upon cessation of service, the optionee will have a limited period of time during which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Compensation Committee has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

         The Compensation Committee is authorized to issue limited stock appreciation rights in connection with option grants made to officers of the Company under the Discretionary Option Grant Program. Any option with such a limited stock appreciation right in effect may be surrendered to the Company upon the successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

         The Compensation Committee also has the authority to effect the cancellation of any or all options outstanding under the Discretionary Option Grant Program and to grant, in substitution therefor, new options covering the same or a different number of shares of Common Stock but with an exercise price per share based upon the fair market value of the option shares on the new grant date.

SALARY INVESTMENT OPTION GRANT PROGRAM

         The Compensation Committee has complete discretion in implementing the Salary Investment Option Grant Program for one or more calendar years and in selecting the executive officers and other eligible individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Compensation Committee an irrevocable authorization directing the Company to reduce his or her base salary for the upcoming calendar year by a designated multiple of one percent and to apply that amount to the acquisition of a special option grant under the program. However, the salary reduction amount may not be less than $5,000 and may not be more than $50,000.

         Each selected individual who files such a timely election will automatically be granted a non-statutory option under the Salary Investment Option Grant Program on or before the last trading day in January of the calendar year for which that salary reduction is to be in effect.

         Each option will be subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Option Grant Program, except for the following differences:

- The exercise price per share will be equal to one-third of the fair market value per share of Common Stock on the option grant date, and the number of option shares will be determined by dividing the total dollar amount of the authorized reduction in the participant's base salary by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will equal the dollar amount of the optionee's base salary invested in the option.

- The option will become exercisable for shares of Common Stock in a series of twelve successive equal monthly installments upon the optionee's completion of each calendar month of service to the Company in the calendar year for which the salary reduction is in effect.

-    Each option will remain outstanding for vested shares until the earlier of
     (i) the expiration of the ten year option term or (ii) the expiration of the three year period measured from the date the optionee's service to the Company terminates.

-    The Company has not yet implemented the Salary Investment Option Grant
     Program.

STOCK ISSUANCE PROGRAM

         Shares may be sold under the Stock Issuance Program at a price per share not less than eighty five percent (85%) of fair market value per share of Common Stock, payable in cash or through a promissory note payable to the Company. Shares may also be issued as a bonus for past services without any cash outlay required of the recipient. The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service to the Company or the attainment of pre-established performance goals. The Compensation Committee, however, has the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Stock Issuance Program.

AUTOMATIC OPTION GRANT PROGRAM

         Under the Automatic Option Grant Program, eligible non-employee Board members receive a series of option grants over their period of Board service. Each individual who first becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board, will receive, at the time of such initial election or appointment, an automatic option grant to purchase up to 15,000 shares of Common Stock. In addition, on the date of each annual stockholders meeting each non-employee Board member who continues to serve as a non-employee Board member, will automatically be granted an option grant to purchase up to 5,000 shares of Common Stock. There is no limit on the number of such 5,000 share option grants any one non-employee Board member may receive over his or her period of Board service.

         Stockholder approval of this Proposal will also constitute pre-approval of each option granted under the Automatic Option Grant Program on or after the date of the Annual Stockholders Meeting and the subsequent exercise of that option in accordance with the terms of the program summarized below.

         Each option will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the option grant date. Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service. Each initial 15,000-share option grant will vest (and the Company's repurchase rights will lapse) in three successive equal installments upon completion of each year of Board service measured from the option grant date. Each annual 5,000-share option grant will vest (and the Company's repurchase rights will lapse) upon completion of one year of service measured from the option grant date. However, the shares subject to each automatic option grant will immediately vest upon the optionee's death or permanent disability. In addition, upon the successful completion of a hostile take-over, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share. Following the optionee's cessation of Board service for any reason, each option will remain exercisable for a 12-month period and may be exercised during that time for any or all shares in which the optionee is vested at the time of such cessation of Board service.

GENERAL PROVISIONS

ACCELERATION

         In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program that is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full, and all unvested shares outstanding under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. The Compensation Committee will have the authority under the Discretionary Option Grant Program to provide that those options will automatically vest in full (i) upon an acquisition of the Company, whether or not those options are assumed or replaced, (ii) upon a hostile change in control of the Company effected through a tender offer for more than 50% of the Company's outstanding voting stock or by proxy contest for the election of Board members, or (iii) in the event the individual's service is terminated, whether involuntarily or through a resignation for good reason, within a designated period (not to exceed 18 months) following an acquisition in which those options are assumed or replaced upon a hostile change in control. The vesting of outstanding shares under the Stock Issuance Program may be accelerated upon similar terms and conditions. The options granted under the Salary Investment Option Grant Program and the Automatic Option Grant Program will automatically accelerate and become exercisable in full upon any acquisition or change in control transaction.

         The Compensation Committee of the Board (the "Compensation Committee") extended these acceleration provisions to options incorporated into the 1997 Plan from the 1992 Plan. The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

LIMITED STOCK APPRECIATION RIGHTS

         Each option granted under the Salary Investment Option Grant Program and the Automatic Option Grant Program will include a limited stock appreciation right so that upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting securities or a change in a majority of the Board as a result of one or more contested elections for Board membership, the option may be surrendered to the Company in return for a cash distribution from the Company. The amount of the distribution per surrendered option share will be equal to the excess of (i) the fair market value per share at the time the option is surrendered or, if greater, the tender offer price paid per share in the hostile take-over over (ii) the exercise price payable per share under such option. In addition, the Compensation Committee may grant such rights to officers of the Company as part of their option grants under the Discretionary Option Grant Program.

         Stockholder approval of this Proposal will also constitute pre-approval of each limited stock appreciation right granted under the Salary Investment Option Grant Program and the Automatic Option Grant Program and the subsequent exercise of those rights in accordance with the foregoing terms.

FINANCIAL ASSISTANCE

         The Compensation Committee may institute a loan program to assist participants in financing the exercise of outstanding options under the Discretionary Option Grant Program or the purchase of shares under the Stock Issuance Program through full-recourse interest-bearing promissory notes. The Compensation Committee will determine the terms of any such promissory note. However, the maximum amount of financing provided any such officer may not exceed the cash consideration payable for the issued shares plus all applicable withholding taxes incurred in connection with the acquisition of the shares.

SPECIAL TAX ELECTION

         The Compensation Committee may provide one or more holders of non-statutory options or unvested share issuances under the Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which such individuals become subject in connection with the exercise of those options or the vesting of those shares. Alternatively, the Compensation Committee may allow such individuals to deliver previously acquired shares of common stock in payment of such withholding tax liability.

AMENDMENT AND TERMINATION

         The Board may amend or modify the Plan in any or all respects subject to any required stockholder approval pursuant to applicable laws and regulations. Unless sooner terminated by the Board, the Plan will terminate on the earliest of (i) June 17, 2007, (ii) the date on which all shares available for issuance under the Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

STOCK AWARDS

         The table below shows, as to Company's Chief Executive Officer, the four other most highly compensated executive officers of the Company (with base salary and bonus for the past fiscal year in excess of $100,000) and the other individuals and groups indicated, the number of shares of Common Stock subject to option grants made under the Plan from April 2, 2000 through June 25, 2001, together with the weighted average exercise price payable per share.

                                                 NUMBER OF SHARES UNDERLYING     WEIGHTED AVERAGE EXERCISE PRICE
              NAME AND POSITION                      OPTIONS GRANTED (#)                  PER SHARE ($)
------------------------------------------------ ------------------------------ ------------------------------------
Angelo A. DeCaro, Jr.                                       25,000                            5.9375
President and Chief Executive Officer and
Director Nominee

William A. Peten                                            15,000                            5.9375
Senior Vice President,
Corporate Materials and Systems

Stephen D. Sauter                                           20,000                            5.9375
Vice President, Sales and Marketing

Richard S. Chilinski                                        15,000                            5.9375
Senior Vice President, Chief Financial
Officer and  Assistant Secretary

Julian C. Hart                                              10,000                            5.9375
Senior Vice President, Chief Technology
Officer and Secretary

Norman E. O'Shea                                            10,000                            5.9375
Vice President, General Manager XeTel West


Richard C. Phillips                                           -                                 -
Vice President, Business Development

Ronald W. Guire                                              5,000                            5.9375
Director Nominee

All current executive officers as a group (7)              130,000                            5.9375

All current non-employee directors as a group (4)           20,000                            5.9375

All employees, including current officers who              319,500                            4.766
are not executive officers, as a group (39)(1)

(1) The number of shares underlying options granted for all employees, including current officers who are not executive officers, as a group, are as of March 31, 2001.

FEDERAL INCOME TAX CONSEQUENCES OF OPTION GRANTS

         Options granted under the Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

          - Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and

               (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

         - If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction..

         - Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         - If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over
               (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         - The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

         No taxable income is recognized upon receipt of a stock appreciation right, the holder will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCE

         The tax principles applicable to direct stock issuances under the Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will not qualify as performance-based compensation for purposes of Section 162(m) of the Code and will have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

ACCOUNTING TREATMENT

         Option grants under the Discretionary Option Grant and Automatic Option Grant Programs with exercise prices equal to the fair market value of the option shares on the grant date will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnotes to the Company's financial statements, the pro-forma impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as a compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

         Option grants or stock issuances made under the Plan with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be amortized against the Company's earnings over the period that the option shares or issued shares are to vest.

         On March 31, 2000, the Financial Accounting Standards Board issued Interpretation No. 44, which is an interpretation of APB Opinion No. 25 governing the accounting principles applicable to equity incentive plans. Under the Interpretation, option grants made to consultants (but not non-employee Board members) after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the July 1, 2000 effective date of the Interpretation) and the vesting date of each installment of the option shares. In addition, if the proposed interpretation is adopted, any options which are repriced after December 15, 1998 will also trigger a direct charge to the Company's earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the July 1, 2000 effective date of the Interpretation) and the date the option is exercised for those shares.

NEW PLAN BENEFITS

         As of June 1, 2001, no options have been granted, and no direct stock issuances have been made, on the basis of the 500,000-share increase summarized in this Proposal Two. At the Annual Meeting, each individual who is to continue to serve as a non-employee Board member will receive an option grant under the Automatic Option Grant Program on the date of the meeting to purchase up to 5,000 shares of Common Stock at an exercise price equal to the fair market value per share of Common Stock on the grant date.

STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendment to the Plan. Should such stockholder approval not be obtained, then the 500,000 share increase to the Plan will not be implemented and any stock options granted on the basis of the 500,000 share increase to the Plan will immediately terminate without becoming exercisable for the shares of Common Stock subject to those options, and no additional options will be granted on the basis of such share increase. The Plan will, however, continue to remain in effect, and option grants and stock issuances may continue to be made pursuant to the provisions of the Plan in effect prior to the amendment summarized in this Proposal Two, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants and direct stock issuances made under the Plan.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid or awarded by the Company during fiscal 2001 to the President and Chief Executive Officer and each of the four other most highly compensated officers of the Company as of March 31, 2001, whose total annual compensation in such year exceeded $100,000 and certain other individuals who served as executive officers during fiscal 2001, (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended March 27, 1999 and April 1, 2000 and March 31, 2001:

                           SUMMARY COMPENSATION TABLE

                                                          Annual                           Long-Term
                                                       Compensation                   Compensation Awards
                                              -------------------------------------   ---------------------
                                                                       Other Annual  Restricted  Securities    All Other
                                   Fiscal                              Compensation   Stock      Underlying   Compensation
                                    Year      Salary        Bonus        ($)(1)       ($)(2)     Options(#)     ($)(3)
                                   ------     -------       ------     ------------  ----------  ----------   ----------
Angelo A. DeCaro, Jr ...........    2001      235,269       63,342        7,108           --       25,000        4,676
   President and Chief              2000      221,912           --        5,400           --       25,000        2,500
   Executive Officer and            1999      199,616           --        4,800       35,000       35,000        2,500
   Director

William A. Peten ...............    2001      179,923       33,674           --           --       15,000        5,034
   Senior Vice President,           2000      167,000       10,000           --           --       15,000        2,127
   Corporate Materials and          1999      158,462           --           --       17,500       20,000        2,043
   Systems

Stephen D. Sauter (4) ..........    2001      152,308       40,227        6,000           --       20,000        4,558
   Vice President, Sales            2000      168,885       15,000        5,400           --       20,000        1,923
   and Marketing                    1999      156,539           --        4,800       17,500       25,000        2,432

Richard S. Chilinski (5) .......    2001      163,096       39,623           --           --       15,000        3,049
   Senior Vice President,           2000      166,154       15,000           --           --       20,000        1,798
   Chief  Financial Officer         1999      153,077           --           --       17,500       20,000        1,976
   and  Assistant Secretary

Norman E. O'Shea ...............    2001      145,000       12,702        4,738           --           --        2,748
   Vice President,                  2000      160,898           --        4,800           --       15,000        1,050
   General Manager XeTel            1999      144,833           --        4,800        8,750       10,000        1,077
   West

Richard C. Phillips ............    2001      150,000       25,000        5,923           --           --        5,062
   Vice President, Business         2000       79,039           --        3,000           --           --           --
   Development                      1999           --           --           --           --           --           --

Julian C. Hart .................    2001      158,654       26,765           --           --       10,000        2,725
   Senior Vice President,           2000      145,385           --           --           --       10,000           --
   Chief Technology                 1999      136,539           --           --           --       10,000           --
   Officer  and Secretary

(1)  Represents car allowances.

(2) Messrs. DeCaro, Peten, Sauter, Chilinski and O'Shea were issued 10,000, 5,000, 5,000, 5,000 and 2,500, respectively, shares of Common Stock on August 11, 1998. The shares vested in full on August 11, 2000.

     Messrs. DeCaro, Peten and Chilinski were issued 5,000, 2,500 and 2,500, respectively, shares of Common Stock on April 20, 1998, based on fiscal 1998 performance. The shares vested in full on April 20, 2000.

     At March 31, 2001 the aggregate holdings and value of restricted stock were as follows; Mr. DeCaro- 15,000 shares valued at $52,500, Mr. Peten- 7,500 shares valued at $26,250, Mr. Chilinski- 7,500 shares valued at $26,250, Mr. Sauter- 5,000 shares valued at $17,500.

(3) Represents matching contributions under the Company's 401(k) Profit Sharing Plan.

(4)  Mr. Sauter resigned from his position with the Company in January 2001.

(5) Mr. Chilinski resigned from his position with the Company in December 2000 and entered into a consulting agreement with the Company.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning the grant of stock options under the Plan to the Named Executive Officers during the 2001 fiscal year:

                        OPTION GRANTS IN LAST FISCAL YEAR

                             Individual Grants                                               Potential
                        --------------------------                                      Realizable Value at
                                      % of Total                                        Assumed Annual Rates
                        Number of      Options                                            of Stock Price
                        Securities    Granted to                                          Appreciation for
                        Underlying     Employees                                         Option Term ($)(5)
                          Options      in Fiscal       Exercise Price    Expiration    -----------------------
         Name           Granted (1)     Year (2)        ($/Share)(3)      Date (4)        5%            10%
----------------------  -----------   ------------     --------------    -----------   --------      ---------
 Angelo A. DeCaro, Jr.     25,000         5.32           5.9375            8/23/07     60,429        140,825

 William A. Peten          15,000         3.19           5.9375            8/23/07     36,257         84,495

 Stephen D. Sauter         20,000         4.26           5.9375            8/23/07     48,343        112,360

 Richard S. Chilinski      15,000         3.19           5.9375            8/23/07     36,257         84,495

 Norman E. O'Shea          10,000         2.13           5.9375            8/23/07     24,172         56,330

 Richard C. Phillips           --           --               --                 --         --             --

 Julian C. Hart            10,000         2.13           5.9375            8/23/07     24,172         56,330

(1) Options were granted on August 23, 2000 under the Plan. Each option will become exercisable as to twenty-five percent (25%) of the shares upon the optionee's completion of one (1) year of service measured from the grant date and with respect to the balance of the shares in a series of equal annual installments over three (3) years of service thereafter. The option will become immediately exercisable upon an acquisition of the Company by merger or asset sale, unless the option is assumed by the acquiring entity. Any assumed options will become immediately exercisable following an optionee's involuntary termination of service, other than for cause, if such involuntary termination occurs within 18 months, following the acquisition of the Company by merger or asset sale or a change in control of the Company.

(2) The Company granted options to purchase an aggregate of 469,500 shares of Common Stock to employees during fiscal 2001, including options granted to Named Executive Officers.

(3) The exercise price may be paid in cash or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Compensation Committee may also assist an optionee in the exercise of an option by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise. The Compensation Committee has the discretionary authority to reprice outstanding options under the Plan through the cancellation of those options and the grant of replacement options with an exercise price based on the lower fair market value of the option shares on the regrant date.

(4) Each option has maximum term of seven (7) years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

(5) Potential realizable value is based on assumption that the market price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the seven (7) year option term. There can be no assurance that the actual stock price appreciation over the seven (7) year option term will be at the assumed five percent (5%) and ten percent (10%) levels or at any other defined level.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information concerning option exercises and option holdings for the fiscal year ended March 31, 2001 for each of the Named Executive Officers:

                                             Value Realized       Number of Securities
                                 Shares       (Market Price      Underlying Unexercised            Value of Unexercised
                                Acquired       at Exercise             Options at                 In-The-Money Options at
                                   on           Date less           Fiscal Year-End(#)              Fiscal Year-End($)(1)
                                Exercise     Exercise Price)   -----------------------------    ----------------------------
            Name                   (#)             ($)         Exercisable     Unexercisable    Exercisable    Unexercisable
------------------------         -------     ---------------   -----------     -------------    -----------    -------------
Angelo A. DeCaro, Jr ...         130,000         525,100         132,500          67,500          58,100          31,250
William A. Peten .......          80,000         304,100          63,250          38,750          34,548          18,438
Stephen D. Sauter ......              --              --          55,000              --          10,625              --
Richard S. Chilinski ...              --              --         124,500          42,500         173,223          24,063
Norman E. O'Shea .......              --              --          60,000          30,000           5,625          16,875
Richard C. Phillips ....              --              --           6,250          18,750          10,156          30,469
Julian C. Hart .........          20,000          31,650          37,500          25,000          31,110          11,250

(1) Based on the fair value of the Company's Common Stock as of March 30, 2001 of $3.50 per share, less the exercise price for such shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board was comprised of Messrs. Guire, Densmore, Kulicke and Schuele. Neither of these individuals was an officer or employee of the Company at anytime during Fiscal 2001. Mr. Guire is a former officer of the Company. He served as secretary from 1991 to 1996.

         No current executive Officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that was or has had one or more executive officers serving as a member of the Company's Board or Compensation Committee.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's executive officers and Directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, Directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended March 31, 2001, all reporting requirements under Section 16(a) were met in a timely manner by its officers, directors and greater than ten percent beneficial owners with the exception of Form 5 for Messrs. DeCaro, Peten, Williams, Hart, Guire, Schuele, Kulicke, and Densmore, transactions on Form 4's for Mr. DeCaro (6), Mr. Peten
(6), Mr. Hart (2) and Mr. Guire (1). The Company believes that all required forms have been filed as of the date of this proxy statement.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board (the "Audit Committee") is comprised of independent directors as required by the listing standards of the NASDAQ National Market. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A. The role of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company's financial statements as well as the Company's financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles. In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2000, with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company. The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditors. As a result, the Audit Committee's oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company's financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company's auditors meet the applicable standards for auditor independence. The material in this report is not "soliciting material," is not deemed "filed" under the Securities Act of 1933 or the Securities Exchange Act of 1934 and is not to be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

         Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2001, for filing with the Securities and Exchange Commission (the "SEC"). Submitted on June 28, 2001, by the members of the Audit Committee of the Board. Ronald W. Guire, Al R. Schuele, Sam L. Densmore and C. Scott Kulicke.

                                                                 RONALD W. GUIRE
                                                                    SAM DENSMORE
                                                                C. SCOTT KULICKE
                                                                 ALAN R. SCHUELE

FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

         The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the year ended March 31, 2001, and the reviews of the condensed financial statements included in our quarterly reports on Forms 10-Q for the year ended March 31, 2001, were $99,000.

         There were no fees paid to PricewaterhouseCoopers LLP in fiscal 2001, for professional services with respect to financial information systems design and implementation.

All Other Fees

         The aggregate fees billed for all other services, exclusive of the fees disclosed above relating to financial statement audit services, rendered by PricewaterhouseCoopers LLP during the year ended March 31, 2001 were $180,850. These other services consisted of consulting on financing and acquisitions ($63,000), audits of the Company's employee benefit plans ($15,000), tax services ($52,850) and SEC filings ($50,000).

                        REPORT OF COMPENSATION COMMITTEE

GENERAL

         The Compensation Committee is comprised of four non-employee directors. The current members of the Compensation Committee are Messrs. Guire, Densmore, Kulicke and Schuele. No current executive officer has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board or Compensation Committee. The Compensation Committee is responsible for recommending to the Board the compensation programs and levels of pay for executive officers, administers the Plan, including the awarding of grants thereunder. The Compensation Committee also advises management on pay programs and levels for non-executive employees of the Company.

COMPENSATION PHILOSOPHY AND OBJECTIVES

         Through the Compensation Committee, the Company has developed and implemented compensation policies, plans and programs which seek to tie executive compensation to the attainment of Company-wide, business unit and individual performance objectives, while providing compensation sufficient to attract, motivate and retain talented executives who will contribute to the Company's long-term success. In furtherance of these goals, annual base salaries are generally set at levels that take into account both competitive and performance factors. Annual incentive compensation is variable and is closely tied to corporate performance to encourage profitability, growth and the enhancement of stockholder value. During fiscal 2001, compensation for the Company's executive officers consisted of base salary, annual cash incentive opportunities, equity incentives, participation as eligible employees (with all other eligible employees of the Company) in the Company's 401(k) Savings Plan, an auto allowance for certain executive officers and certain benefits available generally to employees of the Company.

BASE SALARY

         The Compensation Committee fixes the base salary of the President and Chief Executive Officer and reviews and approves base salaries for each of the Company's other executive officers annually in connection with annual performance reviews. In adjusting these base salaries, the Compensation Committee examines both qualitative and quantitative factors relating to corporate and individual performance. In many instances, the qualitative factors necessarily involve a subjective assessment by the Compensation Committee. The Compensation Committee considers a mix of factors and evaluates individual performance against that mix both in absolute terms, in relation to the executive's peers within the Company and competitive salary survey information.

         To assist in recruiting highly qualified management, the Compensation Committee generally targets base salaries paid to executive officers at competitive levels, depending on individual qualifications and experience.

         During fiscal 2001, the Compensation Committee increased the salary of the President and Chief Executive Officer, resulting in an adjusted salary comparable to mid-range salaries paid to chief executive officers of comparable-sized high technology companies. Based on the Compensation Committee's conclusion that salaries of the Company's other executive officers should be aligned with the salaries of executive officers at comparable-sized high technology companies, salary adjustments for the other executive officers who had been in their positions as executive officers for the entire fiscal year, ranged up to 10% in fiscal 2001.

ANNUAL INCENTIVE OPPORTUNITIES

         The Company maintains annual cash incentive bonus programs to reward executive officers and other key employees for attaining defined performance goals. For most executive officers and other key employees, bonuses are based primarily on Company-wide performance targets. For senior management personnel, while Company-wide performance is a factor, significant weight is also given to individual performance and the performance of particular operation groups within the Company. The Company maintains an annual incentive award program designed to reward management and other key employees for Company-wide, business unit and individual performance. Under the incentive programs, executive officers (including the Chief Executive Officer) receive a percentage of their base salary based upon the achievement of targeted levels of performance. These levels of performance include but are not limited to, the Company's level of net sales and earnings and other criteria related to asset management, productivity, quality and throughput to the extent that achievement of such goals are affected by the individual's performance. For the Chief Executive Officer, the target percentage for fiscal 2001 was 50% of base salary, and the target percentage for the other executive officers ranged from 30% to 40%. Target awards are subject to a multiplier, calculated on the basis of actual results against each of the performance criteria in the cases of the Chief Executive Officer and other officers.

EQUITY INCENTIVES

         The Company has utilized the Plan to further align the interests of stockholders and management by creating incentives related to the possession by management of substantial economic interest in the long-term appreciation of the Company's stock. Generally, options under the Plan are granted with exercise prices set at the fair market value of the underlying stock on the date of grant, have a term of seven years, and are subject to vesting over four years. In determining the size of a stock issuance award or an option to be granted to an executive officer, the Compensation Committee takes into account the officer's position and level of responsibility within the Company, the officer's existing stock and unvested option holdings, the potential reward to the officer if the stock price appreciates in the public market and the competitiveness of the officer's overall compensation arrangements, including stock options and stock issuance awards, although outstanding performance by an individual may also be taken into consideration. Option grants may also be made to new executives upon commencement of employment and, on occasion, to executives in connection with a significant change in job responsibility.

         In fiscal year 2001, the Compensation Committee granted stock options to executive officers. After considering the criteria discussed above, the Compensation Committee granted to Mr. DeCaro options to purchase up to 25,000 shares of Common Stock. In addition to amounts granted associated with joining the Company, the Compensation Committee also granted options to other executive officers to acquire shares ranging in aggregate amounts from 10,000 to 35,000 shares. In general, in determining the size of all such grants, the Compensation Committee focused in particular on its conclusion, based on experience and informal information subjectively evaluated, that the stock and option holdings of the Company's executive officers were below the levels needed to provide appropriate equity incentives.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Compensation Committee uses the same factors in determining the compensation of the Chief Executive Officer as it does for the other executives of the Company. Following an analysis of marketplace data and a subjective assessment of the Chief Executive Officer's performance, the Compensation Committee approved an increase in the annual base salary of the Chief Executive Officer from $225,000 to $245,000 in fiscal 2001. As in the case of the other participants in the annual bonus program, the Chief Executive Officer received cash incentive payments in Fiscal 2001, which amounted to $63,342 based on achieving certain revenue and earnings per share targets in the first quarter and first half of fiscal 2001. Additionally, the Chief Executive Officer earned approximately $5,500 related to the Company's second half of fiscal 2001 performance, which amount will be paid in fiscal 2002.

COMPLIANCE WITH INTERNAL REVENUE CODE 162(m)

         Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that such compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to the compensation which is not considered to be performance-based. Non-performance based compensation paid to our executive officers for fiscal year 2001 did not exceed the $1 million limit per officer, and the compensation committee does not anticipate that the non-performance based compensation to be paid to our executive officers for fiscal year 2002 will exceed that limit. Currently, compensation deemed paid in connection with the exercise of option grants made under our 1997 Stock Incentive Plan with an exercise price equal to the fair market value of the option shares on the grant date will not qualify as performance-based compensation. Because it is unlikely that the compensation payable to any of our executive officers in the foreseeable future will approach the $1 million limit, the compensation committee has decided at this time not to take any action to limit or restructure the elements of cash or non-cash compensation payable to our executive officers. The compensation committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level."

                                                                 RONALD W. GUIRE
                                                                    SAM DENSMORE
                                                                C. SCOTT KULICKE
                                                                 ALAN R. SCHUELE

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS

         The Company has not entered into any employment agreements with members of its senior management. However, the Company has entered into change-in-control agreements with Messrs. DeCaro and Peten, which provide if the officer is terminated (i) by the Company other than for cause, or by reason of the officer's death or permanent disability or (ii) by the officer following a change in certain conditions of employment, within eighteen months after a "change in control" of the Company (as those terms are defined in the Change-In-Control Agreements), the Company will pay to the officer an amount equal to two times the annual rate of the officer's base salary in effect of the time of termination plus two times the bonus paid as defined in the annual executive variable pay plan for services rendered in the four fiscal quarters immediately preceding the termination. Additionally, each unvested stock option will automatically accelerate and the Company's repurchase right with respect to restricted stock issuance's will immediately terminate. The Change-in-Control Agreements also provide the Company will make available certain insurance benefits at the officer's expense for the eighteen-month period following the officer's termination.

STOCK PERFORMANCE GRAPH

         The graph below depicts the Company's stock price as an index assuming $100 invested on February 14, 1996 (the date of the Company's initial public offering), along with the composite prices of companies listed in the NASDAQ Stock Composite Index, the NASDAQ Electronic Component Index and a Peer Group (defined below). The Peer Group consists of the following publicly held, mid-tier electronic manufacturing services companies whose business, taken as a whole, resembles the Company's activities: EFTC Corporation, IEC Electronics Corporation, SigmaTron International, Inc. and Sparton Corp. The Peer Group index was derived using the average of the individual company stock prices for each period. The comparisons in the graph are required by regulations of the Securities and Exchange Commission and are not intended to forecast or be indicative of the possible future performance of the Common Stock.

          COMPARISON OF CUMULATIVE TOTAL RETURN SINCE MARCH 29, 1996** Among XeTel Corporation, the NASDAQ Stock Composite Index-US, the NASDAQ Electronics Component Index and XeTel's Peer Group


                                          3/29/96    3/27/97    3/27/98    3/26/99    3/31/00    3/30/01
                                          -------    -------    -------    -------    -------    -------
XeTel Corporation                           100         56         42         27         35          39
NASDAQ Electronics Component Index          100        177        202        283        841         264
NASDAQ Stock Composite Index - US           100        114        167        224        423         169
Peer Group                                  100        159        171         72         67          48

**$100 invested on March 29, 1996 in stock or index, including reinvestment of dividends.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Report of the Compensation Committee and the Company's Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of June 25, 2001, by: (i) each person or group who is known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each Director of the Company and each Named Executive Officer of the Company who beneficially held shares of the Common Stock as of such date, and (iii) all current executive officers and directors of the Company as a group. Except as otherwise noted, each person's address is c/o XeTel Corporation, 2105 Gracy Farms Lane, Austin, Texas 78758, and each person has sole voting and investment power over the shares shown as beneficially owned, except to the extent authority is shared by his or her spouse under applicable community property laws.

                         Name and address of                    Shares Beneficially Owned
                          Beneficial Owner                       Number           Percent
                          ----------------                      ---------         -------
                  Rohm U.S.A., Inc.
                     149 Kifer Court
                     Sunnyvale, CA 94086-5120.................  2,543,911          24.4
                  Julian C. Hart(1)(3) .......................    478,403           4.6
                  Angelo A. DeCaro, Jr.(2)(3)(4)..............    223,352           2.1
                  William A. Peten(3)(5)......................    123,529           1.2
                  Ronald W. Guire(4)(6).......................    111,000           1.1
                  Norman E. O'Shea(3)(7) .....................     74,844             *
                  Daniel J. Williams(3)(8)....................     41,250             *
                  Sam L. Densmore(4)(9).......................     30,000             *
                  C. Scott Kulicke(4)(10).....................     30,000             *
                  Alan R. Schuele(4)(11)......................     25,000             *
                  Richard C. Phillips(3)(12)..................      7,750             *
                  All current executive officers and
                     Directors as a group(13) ................  1,145,128          10.9

                  *Represents less than one percent of the outstanding shares of Common Stock plus all options currently exercisable or exercisable within 60 days after June 25, 2001.

(1) Includes 44,500 shares that may be acquired pursuant to options currently exercisable or exercisable within 60 days after June 25, 2001.

(2) Includes 151,250 shares that may be acquired pursuant to options currently exercisable or exercisable within 60 days after June 25, 2001, which may be subject to certain repurchase rights in accordance with the Automatic Option Grant Program.

(3)  Named Executive Officer of the Company.

(4)  Director of the Company.

(5) Includes 73,250 shares that may be acquired pursuant to options currently exercisable or exercisable within 60 days after June 25, 2001.

(6) Includes 30,000 shares that may be acquired pursuant to options currently exercisable or exercisable within 60 days after June 25, 2001, which may be subject to certain repurchase rights in accordance with the Automatic Option Grant Program.

(7) Includes 72,500 shares that may be acquired pursuant to options currently exercisable or exercisable within 60 days after June 25, 2001.

(8) Includes 38,750 shares that may be acquired pursuant to options currently exercisable or exercisable within 60 days after June 25, 2001.

(9) Includes 30,000 shares that may be acquired pursuant to options currently exercisable or exercisable within 60 days after June 25, 2001, which may be subject to certain repurchase rights in accordance with the Automatic Option Grant Program.

(10) Includes 20,000 shares that may be acquired pursuant to options currently exercisable or exercisable within 60 days after June 25, 2001, which may be subject to certain repurchase rights in accordance with the Automatic Option Grant Program.

(11) Includes 25,000 shares that may be acquired pursuant to options currently exercisable or exercisable within 60 days after June 25, 2001, which may be subject to certain repurchase rights in accordance with the Automatic Option Grant Program.

(12) Includes 6,250 shares that may be acquired pursuant to options currently exercisable or exercisable within 60 days after June 25, 2001.

(13) Includes 419,000 shares that may be acquired pursuant to options currently exercisable or exercisable within 60 days after June 25, 2001.

 BOARD MEETINGS AND COMMITTEES

         The Board held a total of seven meetings during fiscal 2001. During fiscal 2001, the Board had an Audit Committee, a Compensation Committee, a Special Committee and a Nominating Committee.

         The Audit Committee currently comprised of Messrs. Densmore, Guire, Kulicke and Schuele met four times during fiscal 2001. The Audit Committee recommends to the Board the engagement of the Company's independent accountants and reviews with such accountants the plan, scope and results of their examination of the financial statements.

         The Compensation Committee, currently comprised of Messrs. Guire, Densmore, Kulicke and Schuele, met six times during fiscal 2001. The Compensation Committee sets the level of compensation of executive officers and advises management with respect to compensation levels for key employees. The Compensation Committee also administers the Plan.

         The Special Committee, currently composed of Messrs. Schuele, Guire, Densmore and Kulicke, did not meet during fiscal 2001 and was dissolved. The Special Committee reviewed and made recommendations to the Board on significant matters between the Company and its officers, directors, principal stockholders and affiliates (including Rohm).

         The Nominating Committee, currently comprised of Messrs. DeCaro, Densmore and Guire, did not meet during fiscal 2001. The Nominating Committee reviews the qualifications of, and makes recommendations to the Board with respect to, director nominees who are properly presented to such committee.

         Each director attended or participated in 82% or more of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served during fiscal 2000.

BOARD COMPENSATION

         Directors who are full-time salaried employees of the Company are not compensated for their service on the Board or on any Board committee. Directors who are not employees of the Company receive a quarterly retainer of $3,000 for their services and a fee of $1,000 for each Board meeting attended and $500 for each committee meeting attended, plus travel and lodging expenses as are appropriate. The Chairman of the Board receives an additional $2,000 quarterly retainer. Under the Automatic Option Grant Program of the Plan, each individual who is first elected or appointed as a non-employee director is granted a non-statutory option to purchase up to 15,000 shares of Common Stock. In addition, on the date of each annual stockholders meeting each individual who is to continue to serve as a non-employee director after the meeting shall be granted a non-statutory option to purchase up to an additional 5,000 shares of Common Stock, the exercise price per share being equal to the fair market value per share on the option grant date, provided each individual has served as a non-employee director for at least six months. On August 23, 2000, each of the four non-employee directors received an option to purchase up to 5,000 shares of Common Stock with an exercise price of $5.9375.

                        PROPOSALS FOR NEXT ANNUAL MEETING

         Proposals of stockholders of the Company to be presented by such stockholders at the Company's 2002 annual meeting must be received by the Company no later than March 23, 2002, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Stockholder proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the SEC and the procedure set forth in the Bylaws of the Company. Additionally, proxies for the Company's 2002 annual meeting of shareholders, may confer discretionary power to vote on any matter that may come before the meeting unless, with respect to a particular matter, (i) the Company received written notice, addressed to the Secretary of the Company, not later than March 23, 2002, that the matter will be presented at such annual meeting, and (ii) the Company fails to include in its proxy statement for such meeting advice on the nature of the matter and how the Company intends to exercise its discretion to vote on the matter.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Stockholders for the year ended March 31, 2001, has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material.

                                    FORM 10-K

         The Company filed an Annual Report on Form 10-K with the SEC on or about June 28, 2001. Stockholders may obtain a copy of this report, without charge, by writing to Investor Relations, XeTel Corporation, 2105 Gracy Farms Lane, Austin, Texas 78758.

                              CERTAIN TRANSACTIONS

         The Company has engaged in a number of transactions with Rohm in the past and expects to in the future. The Company believes that these transactions were on terms no less favorable to the Company than would have been obtained from unaffiliated third parties. All significant transactions in the past and future, if any, between the Company and its officers, directors, principal stockholders and affiliates (including Rohm) will be approved by a majority of the Company's independent directors and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                   ACCOUNTANTS

         The Company's financial statements have been audited by PricewaterhouseCoopers LLP as independent accountants. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They do not expect to make any statement, but will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                  OTHER MATTERS

         The cost of soliciting proxies will be borne by the Company. The Company has retained D.F. King & Company, Inc. to solicit proxies for a fee of $5,000 plus reimbursement of reasonable expenses. Proxies may also be solicited by certain officers and regular employees of the Company personally or by written communication, telephone, facsimile or other means, for which they will receive no compensation in addition to their normal compensation. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for their reasonable out-of-pocket and clerical expenses.

         The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.



                                           THE BOARD OF DIRECTORS

         Dated: July 18, 2001

                                   APPENDIX A
                                XETEL CORPORATION
                AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

I.       MISSION STATEMENT

         The Audit Committee (the "Committee") is to serve as a focal point for communication between the Board of Directors, the Independent Accountant and the Company's Management, as their duties relate to financial accounting, reporting and controls. The Independent Accountant is ultimately accountable to the Board of Directors and the Committee. The Committee will assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports provided by the Corporation; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally.

         The Committee is the Board of Directors' principal agent in assessing the independence of the Company's Independent Accountant. However, the opportunity for the Independent Accountant to meet with the entire Board of Directors as needed is not to be restricted. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of Management and the Independent Accountant.

II.      ORGANIZATION

         The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have financial management expertise. Such qualifications will be determined by the Board of Directors in its sole judgement.

         The Chairman of the Board shall submit his recommendation for the appointment of members of the Committee and the Chairman of the Committee. The Board shall elect the members and Chairman of the Committee annually, to serve until the next annual organizational meeting or until their successors shall be duly elected and qualified.

III.     MEETINGS

         The Committee shall meet not less than four times annually, or more frequently as circumstances dictate. The Committee will discuss with management any questions which it may have regarding matters within the scope of its responsibilities. As part of its job to foster open communication, the Committee shall be empowered to request private conversations with the independent accountants, without any members of the Company's management being present, to discuss any matters that the Committee believes should be discussed. The Chairman of the Committee or a member of the Committee designated by the Chairman, shall meet, either in person or telephonically, with management and the independent accountants quarterly to review the financial and legal matters of the Corporation.

IV.      RESPONSIBILITIES AND DUTIES

         The Committee shall report Committee actions to the full Board of Directors and may make appropriate recommendations. To fulfill its responsibilities and duties, the Committee shall:

1.       Review and update this Charter annually, or as conditions dictate.

2. Review the annual financial statements with financial management and the independent accountants prior to their filing with the Securities and Exchange Commission.

3. Review with management responsible for the financial statements and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. The Chairman of the Committee or a member of the Committee designated by the Chairman may represent the entire Committee for purposes of this review.

4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. Review the independent accountant's written statement delineating its relationship with the Corporation.

5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

7. In consultation with the independent accountants review the integrity of the organization's financial reporting processes, both internal and external.

8. Consider the independent accountants' judgements about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

9. Following completion of the annual audit, review with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

10. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

11. Evaluate whether management is emphasizing the importance of the Internal Control Framework and ensuring that all individuals possess an understanding of their roles and responsibilities.

12. Report Committee actions to the Board of Directors with such recommendations, as the Committee may deem appropriate.

13. Submit the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

14. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

DIRECTIONS TO ANNUAL MEETING:

The Annual Meeting will be held at XeTel Corporation's Dallas facility located at 2200 Chemsearch Blvd., in Irving, Texas. Directions from the Dallas, Fort Worth airport are noted below;

FROM DFW (AIRPORT) SOUTH EXIT & FORT WORTH
Take Hwy 183 / Airport Freeway East to Carl Road
Turn Left / North on Carl Road, which ends at Northgate
Turn Right / East on Northgate to Chemsearch Blvd
Turn Right / South on Chemsearch
XeTel is the last building on the left before the Hwy 183 service road

FROM DFW (AIRPORT) NORTH
Exit airport Northbound to Hwy 114
Take Hwy 114 East towards Dallas
Exit Tom Braniff Drive, then turn Right / Southbound
Continue on Tom Braniff through 4-way stop
This road ends on the Hwy 183 Westbound service road, then turn Right Turn right at the next street onto Chemsearch

                                XETEL CORPORATION
                            1997 STOCK INCENTIVE PLAN
                   (AMENDED AND RESTATED AS OF APRIL 23, 2001)


                                  ARTICLE ONE

                               GENERAL PROVISIONS

         I.   PURPOSE OF THE PLAN

              This 1997 Stock Incentive Plan is intended to promote the interests of XeTel Corporation, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

              Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

         II.  STRUCTURE OF THE PLAN

              A. The Plan shall be divided into four separate equity programs:

                       (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Committee, be granted options to purchase shares of Common Stock,

                       (ii) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in options to purchase shares of Common Stock,

                       (iii) the Stock Issuance Program under which eligible persons may, at the discretion of the Committee, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                       (iv) the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

              B. The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

         III. ADMINISTRATION OF THE PLAN

              A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section

16 Insiders and shall have sole and exclusive authority to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

              B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

              C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

              D. Each Committee shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Committee within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Salary Investment Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

              E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

              F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Committee shall exercise any discretionary functions with respect to option grants made under that program.

         IV.  ELIGIBILITY

              A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                       (i) Employees,

                       (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                       (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

              B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

              C. Each Committee shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

              D. The Committee shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

              E. The individuals eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who are serving as non-employee Board members on the Plan Effective Date, (ii) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who are to continue to serve as non-employee Board members after one or more Annual Stockholders Meetings held after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an initial option grant under the Automatic Option Grant Program on the Plan Effective Date or (if later) at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member after one or more Annual Stockholders Meetings.

         V.   STOCK SUBJECT TO THE PLAN

              A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 2,912,100 shares. Such authorized share reserve consists of: (i) the number of shares initially reserved under the Plan, consisting of the number of shares that remained available for issuance under the Predecessor Plan, including the shares subject to the outstanding options incorporated into the Plan and the additional shares which would otherwise have been available for future grant, plus an additional increase of 500,000 shares authorized by the Board; (ii) 500,000 shares authorized by the Board and approved by the stockholders at the 1998 annual meeting; PLUS (iii) an additional 500,000 shares authorized by the Board subject to stockholder approval at the 2001 annual meeting.

              B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 400,000 shares of Common Stock per calendar year beginning with the 1997 calendar year.

              C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation at the original issue price paid per share pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

              D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be made subsequently per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Committee shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


         I.   OPTION TERMS

              Each option shall be evidenced by one or more documents in the form approved by the Committee; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

              A. Exercise Price.

                 1. The exercise price per share shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date unless otherwise determined by the Committee.

                 2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or both of the forms specified below:

                    (i) cash or check made payable to the Corporation, or

                    (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

              Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

              B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Committee and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

              C. Effect of Termination of Service.

                 1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                    (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Committee and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                    (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                    (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                    (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                 2. The Committee shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                    (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Committee shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                    (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

             D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

             E. Repurchase Rights. The Committee shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease

Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the document evidencing such repurchase right.

             F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for the benefit of one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate.

       II.   INCENTIVE OPTIONS

             The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

             A. Eligibility. Incentive Options may only be granted to Employees.

             B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

             C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

             D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

      III.   CORPORATE TRANSACTION/CHANGE IN CONTROL

             A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Committee at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

             B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Committee at the time the repurchase right is issued.

             C. Notwithstanding Section III.A. and Section III.B. of this Article Two, the Committee shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction. The Committee shall also have the discretion to grant options which do not accelerate whether or not such options are assumed (and to provide for repurchase rights that do not terminate whether or not such rights are assigned) in connection with a Corporate Transaction.

             D. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

             E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and
(iii) the maximum number of securities and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan.

             F. The Committee shall have the discretion, exercisable at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of any options which are assumed or replaced in a Corporate Transaction and do not otherwise accelerate at that time (and the termination of any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

             G. The Committee shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

             H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

             I. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

       IV.   CANCELLATION AND REGRANT OF OPTIONS

             The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

       V.    STOCK APPRECIATION RIGHTS

             A. The Committee shall have full power and authority to grant to selected Optionees limited stock appreciation rights.

             B. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                    (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                    (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (a) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                    (iii) Neither the approval of the Committee nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                    (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

                                 ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM

       I.    OPTION GRANTS

             The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Program is to be in effect and to select the Employees eligible to participate in the Salary Investment Option Grant Program for those calendar year or years. Each selected Employee who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Committee (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated percentage (in multiples of one percent (1%)). However, the amount of such salary reduction must be not less than Five Thousand Dollars ($5,000.00) and must not be more than Fifty Thousand Dollars ($50,000.00). The Primary Committee shall have complete discretion to determine whether to approve the filed authorization in whole or in part. To the extent the Primary Committee approves the authorization, the individual who filed that authorization shall be granted an option under this Salary Investment Option Grant Program on or before the last trading day in January of the calendar year for which that salary reduction is to be in effect.

       II.   OPTION TERMS

             Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Committee; provided, however, that each such document shall comply with the terms specified below.

             A. EXERCISE PRICE.

                1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

             B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                X = A divided by (B x 66-2/3%), where

                X is the number of option shares,

                A is the dollar amount of the Optionee's base salary reduction for the calendar year, and

               B is the Fair Market Value per share of Common Stock on the option grant date.

             C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

             D. EFFECT OF TERMINATION OF SERVICE. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three
(3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

       III.  CORPORATE TRANSACTION/CHANGE IN CONTROL

             A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the three (3)-year period measured from the date of Optionee's cessation of Service.

             B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier of (i) the expiration of the option term or (ii) the expiration of the three (3)-year period measured from the date of Optionee's cessation of Service.

             C. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

       IV.   REMAINING TERMS

             The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM

       I.    STOCK ISSUANCE TERMS

             Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

             A. PURCHASE PRICE.

                1. The purchase price per share shall be fixed by the Committee, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

                2. Subject to the provisions of Section I of Article Six, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Committee may deem appropriate in each individual instance:

                   (i)  cash or check made payable to the Corporation, or

                   (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

       B.    VESTING PROVISIONS.

             1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Committee, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Committee and incorporated into the Stock Issuance Agreement.

             2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Committee shall deem appropriate.

             3. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

             4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

             5. The Committee may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

    II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

         A. All of the Corporation's outstanding repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase/cancellation rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

         B. The Committee shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase/cancellation rights are assigned to the successor corporation (or parent thereof).

         C. The Committee shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, upon the occurrence of a Change in Control or condition any such termination of the repurchase/cancellation rights upon the subsequent Involuntary Termination of the Participant's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control.

       III.  SHARE ESCROW/LEGENDS

             Unvested shares may, in the Committee's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM

       I.    OPTION TERMS

             A. GRANT DATES. Option grants shall be made on the dates specified below:

                1. Each individual who is first elected or appointed as a non-employee Board member shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 15,000 shares of Common Stock.

                2. On the date of each Annual Stockholders Meeting, each individual who is to continue to serve as an Eligible Director after that meeting, shall automatically be granted a Non-Statutory Option to purchase an additional 5,000 shares of Common Stock. There shall be no limit on the number of such 5,000-share option grants any one Eligible Director may receive over his or her period of Board service.

             B. EXERCISE PRICE.

                1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

             C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

             D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 15,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of three
(3) successive equal annual installments upon the Optionee's completion of each year of Board service over the three (3)-year period measured from the option grant date. Each annual 5,000-share grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the automatic grant date.

             E. EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                       (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve
          (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                       (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                       (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                       (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

          II. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

              A. Each option outstanding at the time of any Corporate Transaction, to the extent not otherwise fully exercisable, shall automatically accelerate in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

              B. In connection with any Change in Control, each outstanding option shall, to the extent not otherwise fully exercisable, automatically accelerate in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

              C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Committee shall be required in connection with such option surrender and cash distribution.

              D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

              E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        III.  REMAINING TERMS

              The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE SIX

                                  MISCELLANEOUS

         I.   FINANCING

              A. The Committee may permit any Optionee or Participant who is an officer of the Corporation to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Committee in its sole discretion. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

              B. The Committee may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Committee may deem appropriate.

         II.  EFFECTIVE DATE AND TERM OF THE PLAN

              A. The Plan was adopted by the Board on June 18, 1997. The Plan became effective upon stockholder approval of the Plan at the 1997 Annual Stockholders Meeting.

              B. The Plan serves as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan. All options outstanding under the Predecessor Plan were incorporated into the Plan on the Plan Effective date and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

              C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Committee's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

              D. The Plan shall terminate upon the earliest of (i) June 17, 2007, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding options and unvested stock issuances shall continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

       III.   AMENDMENT OF THE PLAN

              A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect any rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, amendments to the Plan shall be subject to approval of the Corporation's stockholders to the extent required by applicable laws or regulations.

              B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

              C. The Plan was amended on April 20, 1998 to increase the authorized share reserve by 500,000 shares, of which 400,000 shares were reserved for the Discretionary Option Grant and Salary Investment Option grant Programs and 100,000 shares were reserved for the Stock Issuance and Automatic Option Grant Programs. The amendment was approved at the 1998 annual meeting of stockholders.

              D. The Plan was further amended in connection with this amendment and restatement on April 23, 2001 to increase the authorized share reserve by 500,000 shares and remove any individual share reserve limits under the Discretionary Option Grant, Salary Investment Option Grant, Stock Issuance and Automatic Option grant Programs.

       IV.    USE OF PROCEEDS

              Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

       V.     REGULATORY APPROVALS

              A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

              B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

       VI.    NO EMPLOYMENT/SERVICE RIGHTS

              Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX


              The following definitions shall be in effect under the Plan:

              A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

              B. BOARD shall mean the Corporation's Board of Directors.

              C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                         (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, which the Board does not recommend such stockholders to accept, or

                         (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

              D. CODE shall mean the Internal Revenue Code of 1986, as amended.

              E. COMMITTEE shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

              F. COMMON STOCK shall mean the Corporation's common stock.

              G. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                         (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                         (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

              H. CORPORATION shall mean XeTel Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of XeTel Corporation which shall by appropriate action adopt the Plan.

              I. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

              J. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

              K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

              L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

              M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                         (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                         (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

              N. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

              O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

              P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                         (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                         (ii) such individual's voluntary resignation following
          (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than ten percent (10%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

              Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

              R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

              S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

              T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

              U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              V. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

              W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more.

              X. PLAN shall mean the Corporation's 1997 Stock Incentive Plan, as set forth in this document.

              Y. PLAN EFFECTIVE DATE shall mean the date of the 1997 Annual Stockholders Meeting.

              Z. PREDECESSOR PLAN shall mean the Corporation's existing 1992 Stock Option Plan.

              AA. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

              BB. SALARY INVESTMENT OPTION GRANT PROGRAM shall mean the salary investment grant program in effect under the Plan.

              CC. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

              DD. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

              EE. SERVICE shall mean the performance of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

              FF. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

              GG. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

              HH. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

              II. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              JJ. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

              KK. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

                                                         WITHHOLD
                                                     AUTHORITY TO VOTE
                                   FOR                FOR ALL NOMINEES
1. To elect two (2)                [ ]                      [ ]  ANGELO A. DECARO JR. (CLASS III)
   Directors to serve                                            RONALD W. GUIRE (CLASS III)
   until the annual stockholders'
   meeting in the year 2004 or in each case until their successors are elected and qualified.



WITHHOLD AUTHORITY for the following nominee(s) only: (write the name(s) of the nominee(s) in this space)

--------------------------------------------------------------------------------










--------------------------------------------------------------------------------

                                               FOR  AGAINST ABSTAIN
                                               [ ]    [ ]     [ ]

2. To approve an amendment to the XeTel
   Corporation 1997 Stock Incentive Plan to increase the number of shares authorized thereunder from 2,412,100 shares to
   2,912,100 shares.


The Board of Directors recommends a vote FOR proposal 2. This proxy, when properly executed, will be voted as specified. If no specification is made, this proxy will be voted FOR this proposal.

The Board of Directors recommends a vote FOR the Directors listed in proposal 1. This proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted FOR the election of the Directors listed above and FOR the amendment to the XeTel Corporation 1997 Stock Incentive Plan.




_______________________  _____________________________ Date:___________ , 2001
SIGNATURE                SIGNATURE, IF HELD JOINTLY

Please sign above exactly as your name appears on your stock certificate. When shares are held jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships, limited liability companies and associations and give his or her title.

                                XETEL CORPORATION

                                      PROXY

                 ANNUAL MEETING OF STOCKHOLDERS, AUGUST 8, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                XETEL CORPORATION


         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held August 8, 2001 and the Proxy Statement and appoints Ronald W. Guire and Angelo A. DeCaro, Jr., and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of XeTel Corporation (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at XeTel Corporation, 2200 Chemsearch Blvd., Irving, Texas 75062 on Wednesday, August 8, 2001 at 10:30 A.M. Central Time (the "Annual Meeting"), and at any adjournment or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.